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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2001, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2001-NC2)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-63752           13-3439681
 ---------------------------       -------------    -------------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)     Identification Number)

390 Greenwich Street
New York, New York                                           10013
--------------------------------------------                 ------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
                                                     --------------

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




Item 2.  Acquisition or Disposition of Assets
         ------------------------------------


Description of the Certificates and the Mortgage Pools

                   On September 27, 2001, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2001-NC2, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Ocwen Federal Bank FSB ("Ocwen") as master servicer (the "Master Servicer"), and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class A-IO Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $518,002,199.85 as of September 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 26, 2001 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century Mortgage Corporation and NC Capital Corporation. The Class A Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated September 26, 2001, between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


      =====================================================================================================

                                                 Initial Certificate
                   Class                         Principal Balance                 Pass-Through Rate
      -----------------------------------------------------------------------------------------------------
                      A                              $47,382,000.00                     Variable
      -----------------------------------------------------------------------------------------------------
                    A-IO                            $51,800,219.96                      Variable
      -----------------------------------------------------------------------------------------------------
                     M-1                            $20,720,000.00                      Variable


      -----------------------------------------------------------------------------------------------------
                     M-2                            $12,950,000.00                      Variable
      -----------------------------------------------------------------------------------------------------
                     M-3                            $12,950,000.00                      Variable
      -----------------------------------------------------------------------------------------------------
                     CE                             $3,885,099.85                       Variable
      -----------------------------------------------------------------------------------------------------
                      P                                $100.00                            N/A
      -----------------------------------------------------------------------------------------------------
                     R-I                       100 % Percentage Interest                  N/A
      -----------------------------------------------------------------------------------------------------
                    R-II                      100 % Percentage Interest                   N/A
      -----------------------------------------------------------------------------------------------------
                    R-III                     100 % Percentage Interest                   N/A
      =====================================================================================================

                  The Certificates, other than the Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated August 23, 2001, and the Prospectus Supplement, dated September 26, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                           (a)    Not applicable

                           (b)    Not applicable

                           (c)    Exhibits



   Exhibit No.                             Description
   -----------                             -----------

      4.1 Pooling and Servicing Agreement, dated as of September 1, 2001, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Ocwen Federal Bank FSB as Master Servicer and U.S. Bank National Association as Trustee, relating to the Series 2001-NC2 Certificates.

                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 30, 2001

                             SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.


                             By: /s/ Matthew R. Bollo
                                 ---------------------------------------------
                             Name:   Matthew R. Bollo
                             Title:  Assistant Vice President

                                Index to Exhibits
                                -----------------



                                                           Sequentially Numbered
Exhibit No.                         Description                  Page
-----------                         ------------                 ----
   4.1       Pooling and Servicing Agreement, dated as             7
             of September 1, 2001, by and among Salomon
             Brothers Mortgage Securities VII, Inc. as
             Depositor, Ocwen Federal Bank FSB as Master
             Servicer and U.S. Bank National Association as Trustee, relating to the Series 2001-NC2
             Certificates.

                                   Exhibit 4.1